                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 24, 2003


                            Union Pacific Corporation
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


      Utah                       1-6075                          13-2626465
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(STATE OR OTHER               (COMMISSION                    (I.R.S. EMPLOYER
JURISDICTION OF               FILE NUMBER)                  IDENTIFICATION NO.)
INCORPORATION)


        1416 Dodge Street, Omaha, Nebraska                       68179
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     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (402) 271-5777


                                       N/A
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 9. Regulation FD Disclosure (Item 12, Disclosure of Results of Operations and Financial Condition).

         The following Press Release, Attached as Exhibit 99, and the information set forth therein is furnished under Item 12, Disclosure of Results of Operations and Financial Condition, pursuant to interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. The Press Release was issued by Union Pacific Corporation on April 24, 2003, announcing Union Pacific Corporation's financial results for the first quarter of 2003, which is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2003


                                      UNION PACIFIC CORPORATION


                                      By: /s/ James R. Young
                                          --------------------------------------
                                          James R. Young
                                          Executive Vice President - Finance

                                  EXHIBIT INDEX



Exhibit           Description
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  99              Press Release dated April 24, 2003 announcing Union Pacific
                  Corporation's financial results for the first quarter of 2003.